Commitments	12 Months Ended
Dec. 31, 2019
Capital Commitments [Abstract]
Commitments
30	Commitments
(a)	Operating commitments

The following table summarizes future minimum commitments of the Group under non-cancelable operating arrangements, which are mainly related to rental of bandwidth:

	2018 RMB’million	2019 RMB’million
Within one year	212	233
Later than one year but not later than five years	93	2
	305	235

(b)	Contents royalty

The Group is subject to the following minimum royalty payments associated with its license agreements:

	2018	2019
	RMB’million	RMB’million
Within one year	3,599	4,513
Later than one year but not later than five years	2,284	2,704
More than 5 years	2	-
	5,885	7,217

(c)	Investment commitments

As at December 31, 2018 and 2019, the Group had commitments of approximately RMB94 million and RMB 198 million to invest in certain entities to hold the equity interest in such entities.

In addition, on December 31, 2019, the Group proposed to join a consortium (the “Consortium”) led by Tencent to acquire a 10% equity stake in Universal Music Group (“UMG”), at an enterprise value of EUR30 billion, up to a 10% equity interest in the Consortium. The Consortium will also have the option to purchase an additional 10% equity stake in UMG at the same enterprise value pursuant to the terms of the transaction documents. The Transaction is subject to regulatory approvals and other customary closing conditions, and is expected to close by the first half of 2020.

Prior to the closing of the Transaction, the Group and UMG also intend to enter into a second agreement that grants the Group an option to acquire a minority equity stake in UMG's Greater China business.